SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549


                             FORM 8-K

                          CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934


        Date of Earliest Event Reported: January 26, 2000


                   NEW ENGLAND ELECTRIC SYSTEM

        (exact name of registrant as specified in charter)



Massachusetts             1-3446             04-1663060
(state or other          (Commission        (I.R.S. Employer
jurisdiction of           File No.)         Identification No.)
incorporation)

       25 Research Drive, Westborough, Massachusetts 01582

            (Address of principal executive offices)

                         (508) 389-2000

      (Registrant's telephone number, including area code)

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Item 5.  Other Events
---------------------

      On January 26, 2000 New England Electric System (NEES), parent of The Narragansett Electric Company, announced that it had reached agreement with the Rhode Island Attorney General, the Department of Public Utilities and Carriers and the U.S. Navy regarding the proposed merger of NEES and Eastern Utilities Associates. The settlement agreement is subject to approval by the Rhode Island Public Utilities Commission.


Item 7.  Financial Statements and Exhibits
------------------------------------------

   (c)    Exhibits

      1. Press Release of New England Electric System issued January 26, 2000.

                            SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                              NEW ENGLAND ELECTRIC SYSTEM

                              s/ John G. Cochrane

                              By
                                  John G. Cochrane,
                                  Vice President and Treasurer
                                  Authorized Officer, and
                                  Chief Accounting Officer

Date: January 28, 2000



The name "New England Electric System" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer or agent thereof assumes or shall be held to any liability therefor.